UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

November 6, 2018

ADTALEM GLOBAL EDUCATION INC.
(Exact name of registrant as specified in its charter)

Delaware	1-13988	36-3150143
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

500 West Monroe Street
Chicago, IL		60661
(Address of principal executive offices)		(Zip Code)

(630) 515-7700
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Adtalem Global Education Group Inc. ("Adtalem") 2018 Annual Meeting of Shareholders (the "Annual Meeting") was held on November 6, 2018.  Set forth below are the matters acted upon by Adtalem shareholders at the Annual Meeting and the final voting results on each such matter.

The shareholders elected each of the nine nominees as directors to serve until the 2019 Annual Meeting of Shareholders or until their successors are elected and qualified:

Director	Affirmative Votes	Votes Withheld	Broker Non-Votes
Steven M. Altschuler, M.D.	54,739,241	37,950	1,971,438
William W. Burke	54,589,913	187,278	1,971,438
Ann Weaver Hart	54,753,257	23,934	1,971,438
Donna J. Hrinak	54,757,534	19,657	1,971,438
Georgette Kiser	54,753,824	23,367	1,971,438
Lyle Logan	54,078,666	698,525	1,971,438
Michael W. Malafronte	54,449,638	327,553	1,971,438
Lisa W. Wardell	54,753,423	23,768	1,971,438
James D. White	54,742,878	34,313	1,971,438

The shareholders ratified the appointment of PricewaterhouseCoopers, LLP as the independent registered public accounting firm for Adtalem for fiscal year 2019:

For	Against	Abstain
55,896,076	754,166	98,387

The shareholders in an advisory vote approved the compensation of Adtalem's named executive officers, as described in the proxy statement for the Annual Meeting:

For	Against	Abstain	Broker Non-Votes
30,000,655	24,748,085	28,451	1,971,438

Item 8.01 Other Events.

On November 7, 2018, the Board of Directors of Adtalem approved the eleventh share repurchase program, which allows Adtalem to repurchase up to $300 million of its common stock, from time to time, through December 31, 2021. The new program will commence when the repurchases from the current program are complete, which is expected to occur in early calendar year 2019. A copy of the press release issued in connection with the foregoing is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

99.1	Press Release dated November 8, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADTALEM GLOBAL EDUCATION INC.

By:	/s/ Kathleen A. Carroll
Kathleen A. Carroll
Vice President, Controller

Date: November 8, 2018